UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2013

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 887-5000 (Registrant’s telephone number, including area code) None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K filed on November 13, 2013 to supplement the disclosure included under Item 4.01 thereof.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 12, 2013, Media General, Inc. (“Media General”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of June 5, 2013 (the “Merger Agreement”), by and among Media General, New Young Broadcasting Holding Co., Inc. (“Young”), General Merger Sub 1, Inc., General Merger Sub 2, Inc. and General Merger Sub 3, LLC. The transaction pursuant to the Merger Agreement was treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, Young, became the historical financial statements of Media General. PricewaterhouseCoopers LLP was the independent auditor that audited Young’s financial statements for the fiscal years ended December 31, 2012, and December 31, 2011. Deloitte & Touche LLP was Media General’s independent registered public accounting firm prior to the Closing. In contemplation of the closing of the transaction contemplated by the Merger Agreement, on November 6, 2013, Media General’s Audit Committee determined that Deloitte & Touche LLP would serve as the independent registered public accounting firm for Media General for the fiscal year ending December 31, 2013. On November 12, 2013, Media General notified PricewaterhouseCoopers LLP that it would be dismissed as Young’s independent auditor. Media General reported this dismissal on a Form 8-K, which it filed with the SEC on November 13, 2013. Such dismissal was to become effective upon completion by PwC of its procedures relating to Young’s financial statements as of and for the three and nine months ended September 30, 2013. Media General filed those financial statements under Item 9.01 of Form 8-K on January 29, 2014. On February 12, 2014, Media General notified PricewaterhouseCoopers that they were dismissed following the completion on January 29, 2014 of their procedures with respect to Young’s financial statements as of and for the three and nine months ended September 30, 2013. PricewaterhouseCoopers LLP’s reports on Young’s financial statements for the fiscal years ended December 31, 2012, and December 31, 2011 (which reports contain an explanatory paragraph regarding Young Broadcasting Inc’s emergence from bankruptcy and adoption of fresh start reporting) did not contain an adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2013 and December 31, 2012 and through January 29, 2014, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

Media General has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements made by Media General. A copy of such letter, dated February 17, 2014, is filed as Exhibit 16.1 to this Form 8-K/A, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated February 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2014	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated February 17, 2014.